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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2004


                             VEECO INSTRUMENTS INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-16244                  11-2989601
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                100 Sunnyside Boulevard, Woodbury, New York 11797
          (Address of principal executive offices, including zip code)


                                 (516) 677-0200
              (Registrant's telephone number, including area code)


                                 Not applicable.
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit   Description

99.1      Press release issued by Veeco Instruments Inc. dated February 6, 2004.


Item 9.  Regulation FD Disclosure

     On February 6, 2004, Veeco Instruments Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this report, including the exhibit, is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this report, including the exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2004

                                      VEECO INSTRUMENTS INC.

                                      By:  /s/ Gregory A. Robbins
                                      ---------------------------
                                      Gregory A. Robbins
                                      Vice President and General Counsel

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                                  EXHIBIT INDEX

Exhibit   Description
99.1      Press release issued by Veeco Instruments Inc. dated February 6, 2004.

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